                                                                    Exhibit 4.5

                        AMENDED AND RESTATED CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of October 31, 1996, as amended and restated as of March 31, 1997, among BCP/ESSEX HOLDINGS INC., a Delaware corporation ("BCP HOLDINGS"), ESSEX GROUP, INC., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties to this Agreement (the "LENDERS"; individually a "LENDER") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (the "ADMINISTRATIVE AGENT").


                                W I T N E S S E T H :


         WHEREAS, pursuant to the Credit Agreement, dated as of October 31, 1996 (the "EXISTING CREDIT AGREEMENT"), among BCP Holdings, the Company, the lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, such lenders thereto have agreed to extend credit to the Company;

         WHEREAS, BCP Holdings and the Company have requested that the Existing Credit Agreement be amended and restated as hereinafter provided;

         WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment and restatement; and

         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence repayment of all or any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of BCP Holdings and the Company outstanding thereunder;

         NOW, THEREFORE, the parties hereto hereby agree that on the Amendment and Restatement Effective Date the Existing Credit Agreement will be amended and restated in its entirety as follows:

         SECTIONS 1.1 THROUGH 11.17 (OTHER THAN SECTIONS 11.8, 11.11, 11.12 AND 11.17)

         Sections 1.1 through 11.17 (other than Sections 11.8, 11.11, 11.12 and 11.17) of the Existing Credit Agreement, in each case with their respective existing Section designations, are hereby incorporated herein by reference as if set forth in full herein, except that, for purposes of such incorporation by reference:

         a. Section 1.1 of the Existing Credit Agreement shall be deemed amended by (i) deleting the definitions of "AGREEMENT", "APPLICABLE MARGIN", "LEVEL" and "MAXIMUM INVESTMENT AMOUNT" in their entirety and (ii) inserting the following definitions in correct alphabetical order:

         "AGREEMENT": this Amended and Restated Credit Agreement, as further amended, supplemented or otherwise modified from time to time.

         "AMENDMENT AND RESTATEMENT EFFECTIVE DATE": the date on which each of the conditions precedent specified in Section 5.3 shall have been satisfied.

              "APPLICABLE MARGIN": for each Type of Revolving Credit Loan, on any date, the rate per annum set forth below opposite the Level then in effect:
       LEVEL            EURODOLLAR LOANS         ABR LOANS
    -------------       ----------------         ---------
         I                   0.375%                 0%

         II                  0.500%                 0%

         III                 0.625%                 0%

         IV                  0.750%                 0%

         V                   1.125%              0.125%

         VI                  1.500%              0.500%

              "LEVEL": as of any date of determination, the level set forth below then in effect, as determined in accordance with the following provisions of this definition:

         LEVEL                         LEVERAGE RATIO
    ----------------         ---------------------------------

           I                 Less than or equal to 2.00 to 1.0

          II                 Less than or equal to 2.50 to 1.0

         III                 Less than or equal to 3.00 to 1.0

          IV                 Less than or equal to 3.50 to 1.0

           V                 Less than or equal to 4.00 to 1.0

          VI                 Greater than 4.00 to 1.0

    For the purposes of this definition, the Level shall be determined as at the end of each of the first three quarterly periods of each fiscal year of Holdings and as at the end of each fiscal year of Holdings, for the period (a "LEVEL TEST PERIOD") of four consecutive fiscal quarters ending on the last day of such quarterly period or fiscal year, as the case may be, based on the relevant financial statements delivered pursuant to Section 6.1; changes in the Level shall become effective on the date on which such financial statements are delivered to the Lenders (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 105th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this definition, PROVIDED, that, on the Amendment and Restatement Effective Date, the Level shall be determined in accordance with the financial information provided in the Compliance Certificate delivered pursuant to Section 5.3(f), and PROVIDED, FURTHER, that if any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Level as at the end of the fiscal period that would have been covered thereby shall be deemed to be Level VI.

         "MAXIMUM INVESTMENT AMOUNT": as of any date of determination, the amount set forth below opposite the Level then in effect:

             LEVEL                        AMOUNT
         ------------             ----------------------
              I                        $100,000,000
              II                        100,000,000
              III                       100,000,000
              IV                         80,000,000
              V                          60,000,000
              VI                         40,000,000


         "OFFERING": any public equity offering effected pursuant to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on February 19, 1997, as Registration No. 333-22043, and as the same may be amended, supplemented or otherwise modified from time to time.

         b. Section 1.1 of the Existing Credit Agreement shall be deemed amended by (i) deleting clause (g) of the definition of "INDEBTEDNESS" in its entirety and (ii) substituting in lieu thereof the following new clause (g):

         "(g) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person or any warrants, rights or options to acquire such Capital Stock, except for any purchases, redemptions, retirements or other acquisitions payable solely in shares of common stock of Holdings,"

         c. Section 2 of the Existing Credit Agreement shall be deemed amended by replacing Section 2.4(a) thereof with the following new Section 2.4(a):

         "2.4 FEES. (a) The Company agrees to pay to the Administrative Agent a commitment fee for the account of the Lenders for the period from and including the Amendment and Restatement Effective Date to the Revolving Credit Termination Date, computed at a rate equal to (i) 0.125% per annum on any date on which Level I is in effect, (ii) 0.150% per annum on any date on which Level II is in effect, (iii) 0.200% per annum on any date on which Level III is in effect, (iv) 0.250% per annum on any date on which Level IV is in effect,, (v) 0.300% per annum on any date on which Level V is in effect or (vi) 0.375% per annum on any date on which Level VI is in effect, on the average daily amount of the Available Revolving Credit Commitment of each Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the Amendment and Restatement Effective Date. It is understood that commitment fees accruing through the Amendment and Restatement Effective Date shall be calculated in the manner specified in the Existing Credit Agreement prior to giving effect to this Agreement."

         d. Section 4 of the Existing Credit Agreement shall be deemed amended by (i) (A) adding the phrase "and December 31, 1996" after the date
"December 31, 1995" contained in the first sentence of Section 4.1(b) of the Existing Credit Agreement and (B) adding the phrase ", as supplemented by the 1997 budget delivered to the Lenders on December 20, 1996," after the date "September 12, 1996" contained in Section 4.1(c) of the Existing Credit Agreement and (ii) adding thereto the following new Section 4.24:

         "4.24 REPRESENTATIONS AND WARRANTIES ON AMENDMENT AND RESTATEMENT EFFECTIVE DATE. Each of the representations and warranties made by Holdings or the Company in Sections 4.1 through 4.23 is true and correct on and as of the Amendment and Restatement Effective Date, as if made on and as of the Amendment and Restatement Effective Date."

         e. Section 5 of the Existing Credit Agreement shall be deemed amended by adding thereto the following new Section 5.3:

         "5.3 CONDITIONS TO AMENDMENT AND RESTATEMENT EFFECTIVE DATE. The Amendment and Restatement Effective Date shall be the date of satisfaction of the following conditions precedent:

              (a)  AGREEMENT.  The Administrative Agent shall have received
         (a) counterparts hereof, executed by all of the parties listed on the signature pages hereof, and (b) in the case of each Lender and each Existing Lender (as defined in Section 11.19), an Addendum to this Agreement executed by such Lender or Existing Lender. Prior to the Amendment and Restatement Effective Date, the Administrative Agent shall deliver to the Lenders a replacement Schedule 1.1A to the Credit Agreement setting forth the allocations of Revolving Credit Commitments to the Lenders.

              (b) CLOSING CERTIFICATE. The Administrative Agent shall have received a fully executed certificate of each of the Company and Holdings dated the Amendment and Restatement Effective Date, substantially in the form of Exhibit H, with appropriate insertions and attachments.

              (c) LEGAL OPINIONS. The Administrative Agent shall have received the executed legal opinions of Cravath, Swaine & Moore, counsel to the Company and the general counsel to the Company, substantially in the form of the opinions of such counsel rendered on the Effective Date with changes therein to reflect that such opinions are in respect of this Agreement and are rendered on the Amendment and Restatement Effective Date.

              (d) CONSUMMATION OF THE OFFERING. The Offering shall have been consummated on satisfactory terms, the Net Cash Proceeds thereof received by Holdings shall equal at least $50,000,000 and the entire amount of such Net Cash Proceeds shall have been applied to prepay outstanding Senior Unsecured Term Loans and Revolving Credit Loans.

              (e) LOAN DOCUMENT REAFFIRMATION. Each Subsidiary of the Company shall have executed a reaffirmation of its obligations under the Loan Documents to which it is a party.

              (f) DELIVERY OF THE COMPLIANCE CERTIFICATE. The Company shall have delivered a Compliance Certificate for the most recent period ended December 31, 1996, which Compliance Certificate shall include financial information giving effect on a PRO FORMA basis to the Offering and the application of proceeds thereof."

         f. Section 7 of the Existing Credit Agreement shall be deemed amended by replacing Section 7.13 with the following new Section 7.13:

         "7.13 CORPORATE DOCUMENTS. Amend its certificate of incorporation (except (a) to increase the number of authorized shares of common stock, (b) to the extent necessary to consummate the BCP/Company Merger or (c) as described in the registration statement for the Offering)."

         g. The amount "$25,000,000" in Section 7.2(o) of the Existing Credit Agreement shall be deemed to be the amount "$50,000,000".

         h. References in the Existing Credit Agreement to "the date hereof", "the date of this Agreement" and similar references shall in each case be deemed to be references to the date "October 31, 1996."

         i. Section 8 of the Existing Credit Agreement shall be deemed amended by (i) deleting paragraph (j) thereof and (ii) substituting in lieu thereof the following new paragraph (j):

         "(j) (i) The Bessemer Group in the aggregate shall cease to beneficially own (within the meaning of Rule 13d-3 of the Securities and Exchange Commission), directly or indirectly, securities representing at least 20% on a fully diluted basis of the ordinary voting power for the election of directors of Holdings; (ii) any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission), other than any Person or group consisting solely of one or more members of the Bessemer Group, Investors and directors, officers or employees (or former directors, officers or employees) of Holdings or any of its Subsidiaries, shall, directly or indirectly, have the power to vote or direct the voting of securities representing a greater percentage of the ordinary voting power for the election of directors of Holdings than securities then beneficially owned by Bessemer Group; (iii) any Person or group, other than any Person or group consisting solely of member of the Bessemer Group, Investors and directors, officers or employees (or former directors, officers or employees) of Holdings or any of its Subsidiaries, shall have acquired, by contract or otherwise, the power to exercise directly or indirectly a controlling influence over the management or policies of Holdings; (iv) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Company free and clear of all Liens (except Liens created by the Holdings Pledge Agreement); (v) the Company shall issue any Capital Stock (or any security convertible into any of its Capital Stock) that is not pledged to Administrative Agent for the benefit of the Lenders; or (vi) at any time that any Senior Notes are outstanding, a "CHANGE OF CONTROL" (as defined in the Senior Note Indenture) shall occur;

         j. Section 11.2 of the Existing Credit Agreement shall be deemed amended by replacing the following information:

                   "Chase Agent Bank Services Group
                   Grand Central Tower
                   140 East 45th Street
                   New York, New York 10017
                   Attention:  Jesus Sang
                   Telecopy:  212-622-0122"

with:

                   "The Chase Manhattan Bank
                   c/o Loan Agency Services Group
                   One Chase Manhattan Plaza, 8th Floor
                   New York, New York 10081
                   Attention:  Jesus Sang
                   Telecopy:  212-552-5662"

                        SECTIONS 11.8, 11.11, 11.12 AND 11.17

         11.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

         11.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

         11.12 SUBMISSION TO JURISDICTION; WAIVERS. Each of Holdings and the Company hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Company, as the case may be, at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 11.12 any special, exemplary, punitive or consequential damages.

         11.17 INTEGRATION. THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT OF HOLDINGS, THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF, WHICH AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN OR AMONG ANY OF THE PARTIES HERETO, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE ADMINISTRATIVE AGENT OR ANY LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

                             SECTIONS 11.18 THROUGH 11.19

         11.18 SCHEDULES AND EXHIBITS. Schedules 1.1A, 1.1B, 1.1C, 4.1(b), 4.5, 4.8, 4.9, 4.16, 4.20(b), 4.20(c), 5.1(g), 7.2(c), 7.3(f), 7.7(a) and 7.11
and Exhibits A through L of the Existing Credit Agreement are hereby incorporated by reference as Schedules 1.1A, 1.1B, 1.1C, 4.1(b), 4.5, 4.8, 4.9, 4.16, 4.20(b), 4.20(c), 5.1(g), 7.2(c), 7.3(f), 7.7(a) and 7.11 and Exhibits A
through L hereto, respectively. For purposes of such incorporation by reference, such Exhibits shall be deemed modified to incorporate any other modifications made pursuant to this Agreement.

         11.19 EXISTING LENDERS. Each Lender which after the Amendment and Restatement Effective Date no longer holds Loans or a Revolving Credit Commitment (an "EXISTING LENDER") is executing this Agreement (through an Addendum) solely for the purpose of acknowledging that its rights and obligations in respect of its Loans and Revolving Credit Commitment will terminate on the Amendment and Restatement Effective Date upon repayment in full (or purchase by another Lender) of all amounts owing to it under the Existing Credit Agreement on the Amendment and Restatement Effective Date. The modifications effected by this Agreement are being approved by Lenders holding 100% of the Revolving Credit Commitments after giving effect to the repayment of the Loans and the termination of the Revolving Credit Commitments of the Existing Lenders (or purchase of any such Loans or Revolving Credit Commitments by other Lenders) on the Amendment and Restatement Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                        BCP/ESSEX HOLDINGS, INC.


                        By:    /s/ DAVID A. OWEN
                             ----------------------------------
                             Name: David A. Owen
                             Title:   Vice President, Treasurer


                        ESSEX GROUP, INC.


                        By:    /s/ DAVID A. OWEN
                             ---------------------------
                             Name: David A. Owen
                             Title:   Executive Vice President, Treasurer


                        THE CHASE MANHATTAN BANK, as   Administrative Agent


                        By:    /s/ LAWRENCE PALUMBO, JR.
                             ----------------------------------
                             Name: L. Palumbo
                             Title:   Vice President

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  BANK OF AMERICA ILLINOIS



                        By:      /s/ PATRICIA DELGRANDE
                             ------------------------------
                             Name: Patricia DelGrande
                             Title:  Managing Director


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  THE BANK OF NEW YORK



                        By:       /s/ JOHN R. CIULLA
                             ----------------------------------
                             Name: John R. Ciulla
                             Title:  Assistant Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  THE BANK OF NOVA SCOTIA



                        By:    /s/ F. C. H. ASHBY
                             --------------------------------
                             Name: F.C.H. Ashby
                             Title:  Senior Manager Loan Operations


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  COMERICA BANK



                        By:     /s/ PHILLIP A. COOSAIA
                             ----------------------------
                             Name: Phillip A. Coosaia
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  NBD BANK, N.A.



                        By:     /s/ JOHN C. OTHESON
                             -----------------------------
                             Name: John C. Otheson
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  THE LONG-TERM CREDIT BANK OF
                                JAPAN, LIMITED, New York Branch



                        By:          /s/ SHUICHI TAJIMA
                             -----------------------------------
                             Name:  Shuichi Tajima
                             Title:   Deputy General Manager


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  NATIONSBANK, N.A.



                        By:     /s/ VALERIE C. MILLS
                             ---------------------------
                             Name: Valerie C. Mills
                             Title:  Sr. Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  FORT WAYNE NATIONAL BANK



                        By:     /s/ ROBERT C. MARSHALL
                             -------------------------------
                             Name: Robert C. Marshall
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  MELLON BANK, N.A.



                        By:     /s/ ROGER N. STANIER
                             -------------------------
                             Name: Roger N. Stanier
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  NATIONAL CITY BANK OF INDIANA



                        By:     /s/ REAGAN K. RICK
                             -----------------------
                             Name: Reagan K. Rick
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  UNITED STATES NATIONAL BANK OF         OREGEON



                        By:        /s/ CHRIS J. KARLIN
                             ----------------------------
                             Name: Chris J. Karlin
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  NORWEST BANK INDIANA, NATIONAL
                        ASSOCIATION



                        By:     /s/ SOOK-JA HANSEN
                             ---------------------------
                             Name: Sook-Ja Hansen
                             Title:  Assistant Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  VAN KAMPEN AMERICAN CAPITAL       PRIME RATE
                        INCOME TRUST



                        By:     /s/ BRIAN W. GOOD
                             --------------------------
                             Name: Brian W. Good
                             Title:  Vice President


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  BANK OF MONTREAL



                        By:     /s/ ANGELO A. BARONE
                             ---------------------------
                             Name: Angelo A. Barone
                             Title:  Directorr


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  KEY BANK NATIONAL ASSOCIATION



                        By:     /s/ RICHARD A. POWL
                             -------------------------
                             Name: Richard A. Powl
                             Title:  VP


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  BHF-BANK AKTIENGELSELLSCHAFT



                        By:    /s/ ANTHONY HEYMAN        /s/ LINDA PACE
                             ---------------------------------------------
                             Name: Anthony Heyman          Linda Pace
                             Title:  A.T.                  A.V.P.


As of March 31, 1997

                                   LENDER ADDENDUM

         The undersigned Lender (i) agrees to all of the provisions of the Amended and Restated Credit Agreement dated as of March 31, 1997, among BCP/Essex Holdings, Inc., a Delaware corporation, Essex Group Inc., a Michigan corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"; individually a "LENDER") and The Chase Manhattan Bank, a New York banking corporation, as Administrative Agent for the Lenders, thereunder (as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") and (ii) becomes a party thereto, as a Lender, with an obligation to make Revolving Credit Loans to the Company in an aggregate principal amount not to exceed the amount of its Revolving Credit Commitment as set forth opposite the undersigned Lender's name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.



                        Name of
                        Lender:  CAISSE NATIONALE DE CREDIT            AGRICOLE



                        By:     /s/ DAVID BOUHL
                             ----------------------------------
                             Name: David Bouhl, F.V.P.
                             Title:   Head of Corporate Banking
                                  Chicago


As of March 31, 1997